LOOMIS SAYLES FIXED INCOME FUND

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

(Each a “Fund” and together the “Funds”)

Supplement dated September 14, 2018 to the Funds’ Prospectus and Summary Prospectuses, dated February 1, 2018,

as may be revised or supplemented from time to time

Effective immediately, the sub-section “Institutional Class Shares” within the “Fund Summary” and “Purchase and Sale of Fund Shares” sections of the Funds’ Prospectus and each Fund’s Summary Prospectus is hereby supplemented with the following disclosure:

The minimum may also be waived for the clients of financial consultants and financial institutions that have a business relationship with Loomis Sayles, if such client invests at least $1,000,000 in the Fund.